AR Capital Real Estate Income Fund

PROSPECTUS

May 31, 2013

as amended December 23, 2013

Advisor Class Shares (ARIPX)

This Prospectus provides important information about the Advisor Class shares of the AR Capital Real Estate Income Fund (the “Fund”), that you should know before investing.  Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page

FUND SUMMARY

Investment Objective

Fees and Expenses of the Fund

Principal Investment Strategies

Principal Risks of Investing in the Fund

Fund Performance

Investment Management

Purchase and Sale of Advisor Class Shares

Tax Information

Payments to Broker-Dealers and Other Financial Intermediaries

1 1 1 2 2 5 5 6 6 6
WHO SHOULD INVEST INVESTMENT OBJECTIVE	7 7
PRINCIPAL INVESTMENT STRATEGIES	7
PRINCIPAL INVESTMENT RISKS	9
ADDITIONAL INVESTMENT STRATEGIES ADDITIONAL INVESTMENT INFORMATION	13 13
MANAGEMENT	14
PRICING OF FUND SHARES HOW TO BUY SHARES	15 17
HOW TO REDEEM SHARES	20
DIVIDENDS, DISTRIBUTIONS AND TAXES	21
FOR MORE INFORMATION	24

FUND SUMMARY – AR CAPITAL REAL ESTATE INCOME FUND

Investment Objective

The investment objective of the Fund is to provide current income with the potential for capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class shares of the Fund.

Advisor Class
Shareholder Fees (fees paid directly from your investment)	None

Advisor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	1.01%
Total Annual Fund Operating Expenses	1.81%
Expense Reimbursement(2)	(0.66)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.15%
(1)	Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.
(2)	The Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes, and extraordinary expenses) in order to limit the Other Expenses to 0.35% of average daily net assets of the Fund’s shares (the “Expense Cap”). The Expense Cap will remain in effect through at least August 1, 2014, and may be terminated before that date only by the Trust’s Board of Trustees. The Adviser may recoup any previously waived fees and paid expenses from the Fund pursuant to this agreement for 3 years from the date they were waived or paid, subject to the Expense Cap.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Advisor Class	$117	$505

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate for the Fund is not available because the Fund is new.

1

Principal Investment Strategies

The Fund will invest substantially all (and under normal market conditions, at least 80%), of its net assets (plus any borrowings for investment purposes) in income producing securities related to the real estate industry (hereinafter referred to as “real estate securities”). National Fund Advisors, LLC (“NFA”), the Fund’s investment adviser (the “Adviser”), evaluates securities based primarily on the relative attractiveness of income with a secondary consideration of their potential for capital appreciation. The Adviser considers real estate securities to be securities issued by a company that (i) derives at least 50% of its revenues from the ownership, construction, financing, management, or sale of commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets in real estate. The Fund will invest in both equity and debt securities, and will invest to a substantial degree in securities issued by real estate investment trusts (“REITs”). Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. Debt securities include corporate debt obligations and commercial mortgage-backed securities.

REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income-producing real estate properties and capital gains from the sale of such properties. A majority of the REITs in which the Fund invests are generally considered by the Adviser to be small- and mid-cap companies. Debt securities acquired by the Fund may include high-yield debt securities (commonly referred to as “junk bonds”) issued or guaranteed by real estate and other companies. Although the Adviser anticipates that the Fund will invest a substantial portion of its assets in equity securities, the Fund may invest up to 100% of its net assets in debt securities of any maturity, duration, or credit rating. The Fund may also invest in other investment companies, including closed-end funds, that invest in real estate securities. The Fund will not invest in Non-Traded REITs that are sponsored by or distributed by affiliates of the Adviser.

The Fund may invest up to 15% of its net assets in illiquid securities.

Principal Risks of Investing in the Fund

Investing in the Fund is subject to various risks, including the risk that you may receive little or no return on your investment, and you may lose all or part of your investment. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should consider carefully the following risks:

Real Estate Industry Concentration Risk. The Fund will concentrate its investments in real estate securities. As a result, the Fund’s portfolio will be significantly impacted by the performance of the real estate market generally, and the Fund may be exposed to greater risk and experience higher volatility than would a more diversified portfolio. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural, or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination, and rising construction costs.

REIT Risk. In addition to the general risks associated with investments in the real estate industry discussed above, investing in REITs will subject the Fund to various risks. REITs are dependent upon management skills and may not be diversified. Changes in interest rates may make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. REITs could possibly fail to qualify for pass-through of income under applicable tax law. Various factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

2

Purchasing affiliated REITs may present certain actual or potential conflicts of interest. For example, the Fund may come into possession of non-public information regarding affiliated REITs and may use that information in connection with transactions made on behalf of the Fund. However, the Fund is prohibited by legal and regulatory constraints, and internal policies and procedures, from using insider information in its trading. The Fund may also be able to pump up the short-term financial performance of poorly-performing affiliated REITs by purchasing the REITs.

Market Risk. An investment in the Fund is generally subject to market risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund. Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Medium- and Small-Capitalization Company Risk. The Fund will concentrate its investments in real estate securities. Many issuers of real estate securities are medium- or small-capitalization companies which may be newly formed or have limited product lines, distribution channels, and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies.

Common Stock Risk. While common stock has historically generated higher average returns than debt securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Preferred Stock Risk. There are various risks associated with investing in preferred stock, including credit risk, liquidity risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights, and special redemption rights.

Convertible Securities Risk. Investments in convertible securities generally entail less risk than investments in an issuer’s common stock because convertible securities rank senior to common stock in an issuer’s capital structure. The extent to which such risk is reduced depends in large part upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of an issuer, and, therefore, entail more risk than the issuer’s debt obligations. Convertible securities generally offer lower interest than non-convertible debt securities of similar credit quality due to the potential for capital appreciation and are often lower-rated securities.

3

Rights and Warrants Risk. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, and potential price fluctuations due to adverse market conditions or other factors. In addition, changes in a warrant’s value do not necessarily correspond to changes in the value of its underlying security and the price of the warrant may be more volatile that the price of its underlying security. If a warrant is not exercised within a specified time period, it becomes worthless.

Depositary Receipts Risk. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Depositary receipt holders may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of the depositary receipts and may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Debt Securities Risk. When the Fund invests in debt securities, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Credit Risk. There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities.

High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Mortgage-Backed Securities Risk. The Fund may invest in mortgage-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Investment in other Investment Companies Risk. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss. Additionally, closed-end fund shares held by the Fund may be non-traded and, therefore, illiquid.

4

Liquidity Risk. The Fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.

Non-Diversification Risk. The Fund is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political, or regulatory occurrence than the value of shares of a diversified investment company.

Management Risk. The NAV of the Fund changes daily based on the value of the securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

No Operating History. The Fund is a new mutual fund and has no history of operations. During the Fund’s start-up period, the Fund may not achieve the desired portfolio composition. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

Fund Performance

No performance information is presented because the Fund has not yet commenced investment operations. Updated performance information will be available at the Fund’s website www.arcincomefunds.com.

Investment Management

Adviser. National Fund Advisors, LLC (“NFA”) is the Fund’s investment adviser. NFA is an indirect wholly-owned subsidiary of AR Capital (“ARC”), and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a Delaware limited liability company formed in June 2011. As of the date of this prospectus, the Adviser is managing assets in excess of $90 million.

Portfolio Manager(s). Christopher Pike is Vice President and Chief Investment Officer of NFA and has primary portfolio management responsibilities for the Fund.  Mr. Pike has served the Fund in this capacity since inception. Prior to joining the Adviser, Mr. Pike was the Director of Investment Research at ARC. His responsibilities included macro-economic, equity and commercial property research across the non-listed and publicly traded REIT sectors. Prior to joining ARC, Mr. Pike was a senior equity research analyst at major investment banks, including Merrill Lynch & Co., Inc., UBS Securities and Wachovia Securities (now Wells Fargo Securities), covering real estate investment trusts, and was a member of the real estate investment banking team at Goldman Sachs. Mr. Pike graduated from Rutgers University and is a CFA charterholder.

5

Purchase and Sale of Advisor Class Shares

For Advisor Class shares, the minimum initial investment is $2,500 for persons purchasing shares through certain intermediaries and certain persons in specified relationships with the Adviser or its affiliates. The minimum initial investment is $100,000 for other persons purchasing shares directly from the Fund. The minimum subsequent investment in the Fund is $500. The Fund reserves the right to waive these minimum amounts.

You may purchase, redeem, or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Eligible persons may purchase and redeem Advisor Class shares directly through the Fund.

Tax Information

Dividends and capital gain distributions that you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates, unless you are investing through an individual retirement account or a tax-exempt plan. If you are investing through an individual retirement account or a tax-exempt plan, you should consult your tax advisor concerning the tax consequences of an investment in the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

WHO SHOULD INVEST

The Fund may be suitable for you if you are seeking:

•	a fund offering the potential for current income and capital appreciation.

•	to add exposure to real estate securities to your portfolio;

•	a fund that may perform differently than a general stock or bond fund; or

•	liquidity in a real estate-related investment.

The Fund is designed for long-term investors and not as a trading vehicle. The Fund will take reasonable steps to identify and reject orders from market timers.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide current income with the potential for capital appreciation through investment in real estate securities. There can be no assurance, however, that the Fund will achieve its investment objective. The Fund may change its investment objective without shareholder approval, although it has no current intention to do so. Shareholders will be provided 60 days’ prior written notice of any change to the Fund’s investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s principal investment strategies described in this prospectus are the strategies that the Adviser believes are most likely to be important in achieving the Fund’s investment objective.

The Adviser intends to allocate the Fund’s assets among real estate securities that, in the view of the Adviser, represent attractive investment opportunities. The Fund’s Adviser evaluates securities based primarily on the relative attractiveness of income with a secondary consideration for the potential for capital appreciation. The Adviser will seek to allocate the Fund’s assets so that the Fund may benefit from the performance of various sectors of the real estate market. In selecting securities for investment, the Adviser assesses the likely risks and returns of the different alternative investment opportunities and evaluates the potential correlation among the investments under consideration. The Adviser generally seeks to invest in securities whose expected risk-adjusted yields are determined to be attractive and are likely to have low correlations among each other and with the broader securities markets. When determining an asset allocation, the Adviser may utilize fundamental, technical, and other related methodologies to determine the intrinsic value of an underlying security. The Adviser may strategically rebalance its investment strategies according to the current market conditions, but will remain true to its fundamental analysis with respect to real estate asset class and diversification across sector risk over time. The Adviser manages investments with a long-term view while being mindful of the historical context of the markets. The Adviser plans to sell a security if, in the judgment of the portfolio manager, the individual security’s income potential has been compromised, an issuer’s fundamentals deteriorate, or a more attractive investment opportunity is identified.

The following are the Fund’s principal investment strategies:

Real Estate Securities. For purposes of the Fund’s investment policies, a “real estate security” is one that is issued by a company that either:

7

•	derives at least 50% of its revenues from the ownership, construction, financing, management, or sale of commercial, industrial, or residential real estate and land; or

•	has at least 50% of its assets in such real estate.

The Fund will invest substantially all (and under normal market conditions, at least 80%), of its net assets (plus any borrowings for investment purposes) in income producing equity and debt real estate securities, including securities issued by REITs. The Fund will not invest in any non-traded affiliated REITs. The securities in which the Fund invests consist of:

•	common stocks;

•	rights or warrants to purchase common stocks;

•	depositary receipts;

•	securities convertible into common stocks where the conversion feature represents, in the Adviser’s view, a significant element of the securities’ value;

•	preferred stocks;

•	corporate debt obligations, including high yield debt securities (commonly referred to as “junk bonds”);

•	commercial mortgage-backed securities; and

•	shares of investment companies (including closed-end funds) that invest in real estate securities.

The Fund may invest up to 15% of its net assets in illiquid securities.

Real Estate Investment Trusts (REITs). The Fund will invest in REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are dependent upon management skills and may not be diversified. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance costs, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders (other than net capital gains for each taxable year). As REITs generally pay a higher rate of dividends than most operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares.

Preferred Stocks. The Fund may invest in preferred stocks. Preferred stock is a security that pays dividends at a specified rate and generally has a preference over common stock in the payment of dividends and the liquidation of assets. This means that an issuer must generally pay dividends on its preferred stock prior to paying dividends on its common stock. In addition, in the event a company is liquidated, preferred shareholders generally must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shareholders, however, usually have no right to vote for a company’s directors or on other corporate matters. Preferred stock pays a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks. Preferred stock shares many investment characteristics with debt securities.

8

Convertible Securities Risk. Investments in convertible securities generally entail less risk than investments in an issuer’s common stock because convertible securities rank senior to common stock in an issuer’s capital structure. The extent to which such risk is reduced depends in large part upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of an issuer, and, therefore, entail more risk than the issuer’s debt obligations. Convertible securities generally offer lower interest than non-convertible debt securities of similar credit quality due to the potential for capital appreciation and are often lower-rated securities.

Rights and Warrants Risk. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, and potential price fluctuations due to adverse market conditions or other factors. In addition, changes in a warrant’s value do not necessarily correspond to changes in the value of its underlying security and the price of the warrant may be more volatile that the price of its underlying security. If a warrant is not exercised within a specified time period, it becomes worthless.

Depositary Receipts Risk. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Depositary receipt holders may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of the depositary receipts and may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Debt Securities. The Fund may invest in debt securities issued by U.S. and non-U.S. corporations, including U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations and commercial mortgage-backed securities. Such debt obligations include, among others, bonds, notes, debentures, and variable rate demand notes, with the primary difference being their maturities and secured or unsecured status. Such corporate debt securities are issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

Commercial Mortgage-Backed Securities. The Fund may invest in convertible mortgage bonds and commercial mortgage-backed securities (“CMBS”). CMBS are bonds which evidence interests in, or are secured by, a single commercial mortgage loan or a pool of commercial mortgage loans.

Other Investment Companies. Subject to the limits contained within Section 12 of the 1940 Act, the Fund may invest in other investment companies, including closed-end funds, that invest in real estate. The Fund may invest in closed-end funds that are traded on a securities exchange and in those that are non-traded. The Fund may purchase shares of closed-end funds that are managed by an affiliate of the Adviser only to the extent that they are traded on a national exchange.

PRINCIPAL INVESTMENT RISKS

An investment in the Fund’s shares is subject to various risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You may receive little or no return on your investment or you may lose all or part of it. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should consider carefully the following risks. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisers before deciding whether to invest in the Fund.

9

Real Estate Industry Concentration Risk. The Fund will concentrate its investments in real estate securities. As a result, the Fund’s portfolio will be significantly impacted by the performance of the real estate market generally, and the Fund may be exposed to greater risk and experience higher volatility than would a more diversified portfolio. In particular, the value of the Fund’s shares will be affected by factors generally affecting the value of real estate and the earnings of companies engaged in the real estate industry. These include, among others: (i) changes in general economic and market conditions; (ii) risks related to local economic conditions, overbuilding, development, and increased competition; (iii) increases in property taxes and operating expenses; (iv) changes in zoning laws; (v) casualty and condemnation losses; (vi) variations in rental income, neighborhood values, or the appeal of property to tenants; (vii) the availability of financing and (viii) changes in interest rates. The value of investments in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to the broader securities markets in general.

REIT Risk. In addition to the general risks associated with investments in the real estate industry, investing in REITs will subject the Fund to various risks. REITs can be classified as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. REITs are dependent upon management skills, may not be diversified, and are subject to the risks of financing projects. Changes in interest rates may make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.

Purchasing affiliated REITs may present certain actual or potential conflicts of interest. For example, the Fund may come into possession of non-public information regarding affiliated REITs and may use that information in connection with transactions made on behalf of the Fund. However, the Fund is prohibited by legal and regulatory constraints, and internal policies and procedures, from using insider information in its trading. The Fund may also be able to pump up the short-term financial performance of poorly-performing affiliated REITs by purchasing the REITs.

Market Risk. An investment in the Fund is generally subject to market risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund. Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Medium- and Small-Capitalization Company Risk. The Fund will concentrate its investments in real estate securities. Many issuers of real estate securities are medium- or small-capitalization companies which may be newly formed or have limited product lines, distribution channels, and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium- and small-capitalization companies are more likely to experience sharper swings in market values or less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate. Compared to large companies, smaller companies are more likely to have (i) less information publicly available; (ii) more limited product lines or markets and less mature businesses; (iii) fewer capital resources; (iv) more limited management depth; and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

10

Common Stock Risk. While common stock has historically generated higher average returns than debt securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Preferred Stock Risk. There are various risks associated with investing in preferred stock, including credit risk, liquidity risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights, and special redemption rights.

Debt Securities Risk. When the Fund invests in debt securities, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Credit Risk. There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

High Yield Bond (Junk Bond) Risk. Compared to higher quality debt securities, high yield bonds (commonly referred to as junk bonds) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

11

Mortgage-Backed Securities Risk. The Fund may invest in mortgage-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Investment in other Investment Companies Risk. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss. Additionally, certain of the closed-end fund shares held by the Fund may be non-traded and, therefore, illiquid.

Liquidity Risk. A security is considered to be illiquid if the Fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid securities at the time or price it desires and could lose its entire investment in such securities. Further, certain restricted securities require special registration, liabilities and costs, and could pose valuation difficulties.

Non-Diversification Risk. The Fund is classified as a non-diversified management investment company under the 1940 Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. The value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s properties and services. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political, or regulatory occurrence than the value of shares of a diversified investment company.

12

Management Risk. The NAV of the Fund changes daily based on the performance of the securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

No History of Operations. The Fund is a new mutual fund and has no history of operations. During the Fund’s start-up period, the Fund may not achieve the desired portfolio composition. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

ADDITIONAL INVESTMENT STRATEGIES

In addition to its principal investment strategies, the Fund may, from time to time, invest in the following types of securities.

Derivatives. The Fund may invest in derivatives. Derivatives are instruments, such as futures contracts, whose value is derived from that of other securities or indices. The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments. Derivative securities are subject to a number of risks including liquidity, interest rate, market, credit, and management risks; the risk of improper valuation; illiquidity of derivatives; imperfect correlations with underlying investments; or the Fund’s other portfolio holdings, lack of availability, and counterparty risk. Changes in the value of derivatives may not correlate perfectly with the underlying asset, rate, or index, and the Fund could lose more than the principal amount invested. An investment in derivatives may not perform as anticipated and may not be able to be closed out at a favorable time or price. An investment in derivatives may also increase the Fund’s volatility and create investment leverage. When a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or, when used for hedging purposes, derivatives may not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

Foreign Securities. The Fund may invest in foreign (non-U.S.) securities. Investing in securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad), or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, and potential difficulties in enforcing contractual obligations which could extend settlement periods.

ADDITIONAL INVESTMENT INFORMATION

Illiquid Securities. The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities involve the risk that the securities will not be able to be sold promptly (i.e., within seven days) at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books and records. Restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration, may be illiquid.

13

Defensive Position. When the Adviser believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and invest all or any portion of its assets in short-term debt instruments, government securities, cash or cash equivalents. When and to the extent the Fund assumes a temporary defensive position, it may not pursue or achieve its investment objective.

Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) on Form N-Q as of the end of its first and third fiscal quarters. The Fund’s full portfolio holdings are published semi-annually in reports sent to shareholders and filed with the SEC on Form N-CSR and such reports are made available on the Fund’s website, generally within 60 days after the end of each semiannual period. The Fund may also post an uncertified whole or partial list of portfolio holdings on its website at www.arcincomefunds.com, no earlier than 15days after the end of each calendar quarter. The holdings information remains available until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information is current. Other information regarding the Fund may be found on the Fund’s website.

MANAGEMENT

Investment Adviser

National Fund Advisors, LLC (the “Adviser” or “NFA”), located at 405 Park Avenue, New York, NY 10022, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company formed in June 2011. As of the date of this prospectus, the Adviser manages assets in excess of $90 million. NFA is an indirect wholly-owned subsidiary of ARC. ARC is a full-service investment banking, asset management and real estate advisory firm that serves both institutions and individual investors. ARC, both directly and through its affiliates, sponsors a variety of securities offerings, including publicly registered non-traded real estate investment trusts  as well as fixed income note offerings, a publicly registered non-traded BDC and other funds registered under the 1940 Act. ARC was formed by Nicholas S. Schorsch and William M. Kahane in 2007. Both Mr. Schorsch and Mr. Kahane have extensive backgrounds in real estate and capital markets, with expertise in transaction structure and execution. Collectively, ARC’s executive team has acquired and managed over $10 billion of real estate since 2001. Under the terms of the management agreement, the Adviser is responsible for formulating the Fund’s investment policies, making ongoing investment decisions, and directing portfolio transactions.

A discussion regarding the basis for the Board of Trustee’s (the “Board”) approval of the management agreement will be contained in the Fund’s first semi-annual report to shareholders, when available.

Management, Including Portfolio Manager

Christopher Pike is Vice President and Chief Investment Officer of NFA and has primary portfolio management responsibilities for the Fund.  Mr. Pike has served the Fund in this capacity since it commenced operations. Prior to joining the Adviser, Mr. Pike was the Director of Investment Research at ARC. His responsibilities included macro-economic, equity and commercial property research across the non-listed and publicly traded REIT sectors. Prior to joining ARC, Mr. Pike was a senior equity research analyst at major investment banks, including Merrill Lynch & Co., Inc., UBS Securities and Wachovia Securities (now Wells Fargo Securities), covering real estate investment trusts, and was a member of the real estate investment banking team at Goldman Sachs. Mr. Pike is a CFA charterholder. Information about Mr. Pike’s compensation, other accounts he manages and his ownership of securities in the Fund is available in the Realty Capital Income Funds Trust’s (the “Trust”) SAI.

14

John H. Grady is President of NFA.  He also serves as Chief Operating Officer of Realty Capital Securities, LLC, and Chief Compliance Officer for Business Development Corporation of America and BDCA Adviser.  Prior to joining Realty Capital in October 2012, Mr. Grady was COO and General Counsel of Steben & Company (2009 – 2012); Senior Adviser, Coil Investment Group (2008 – 2009); and CEO and President, Nationwide Funds Group (2006 -2008).  He previously worked at Turner Investment Partners/Constellation Funds Group (2001 – 2006), and was a partner with the law firm of Morgan, Lewis LLP (1995 – 2001).  Mr. Grady received his J.D. in 1985 from the University of Pennsylvania Law School, and graduated from Colgate University in 1982.  Mr. Grady has FINRA 3, 7, 24 and 63 licenses, and is a member of the PA, MD, and DC bar associations.

Management Fees

The Adviser’s annual management fee is 0.80% of the Fund’s average daily net assets.

Distributor

Realty Capital Securities, LLC (the “Distributor”), located at 405 Park Avenue, New York, NY 10022, serves as the distributor for the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

Financial Highlights

Because the Fund is newly organized, there is no financial or performance information in this Prospectus. You may request a copy of the Fund’s annual and semi-annual reports, when available, at no charge by calling the Fund toll-free at 1-866-271-9244.

PRICING OF FUND SHARES

The price at which you can purchase and redeem each class of the Fund’s shares is the NAV of that class of shares next determined after we receive your order in proper form, less any applicable sales charge. Proper form means that your request includes the Fund name and account number, states the amount of the transaction (in dollars or shares), includes the signatures of all owners exactly as registered on the account, signature guarantees (if necessary), any supporting legal documentation that may be required, and any outstanding certificates representing shares to be redeemed.

The Fund calculates its NAV per share as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Thus, purchase and redemption orders must be received in proper form by the close of regular trading on the NYSE in order to receive that day’s NAV; orders received after the close of regular trading on the NYSE will receive the NAV next determined. The Fund has authorized one or more brokers to accept on its behalf purchase (and redemption) orders, and these brokers are authorized to designate other intermediaries on the Fund’s behalf. The Fund will be deemed to have received a purchase (or redemption) order when an authorized broker, or that broker’s designee, accepts the order, and that order will be priced at the next computed NAV after this acceptance. The Fund determines NAV per share for each class by dividing that class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of that class.

15

Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain debt securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the Adviser determines that bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Board. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption, or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing NAV.

Because the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of the securities held in the Fund may change on days when you will not be able to purchase or redeem Fund shares.

16

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the NYSE is closed, including the following holidays: New Year’s Day; Martin Luther King, Jr.; Day, Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day.

Purchase orders received in “proper form” by the Fund’s transfer agent or its designated agent before the close of trading on the NYSE will be processed at the NAV next calculated after an order is received. On occasion, the NYSE closes before 4:00 p.m. Eastern time. When that happens, purchase orders received after the NYSE closes will be processed the following business day. To be in “proper form,” the purchase order must include:

•	The Fund name and account number;

•	Account name(s) and address(es); and

•	The dollar amount or number of shares to be purchased.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards, or third-party checks will be accepted. A $25 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account, or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or the Fund’s agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Classes of Shares Offered

Mutual funds typically incur costs for the distribution and servicing of their shares. Many funds pay for these costs by charging a variety of fees to their shareholders. Some of the most common fees include:

•	Sales Charge: A percentage fee deducted from your initial investment.

•	Contingent Deferred Sales Charge (“CDSC”): A percentage fee deducted from your sales proceeds based on the length of time you own your shares.

17

•	Distribution and Service (12b-1) Fees: An annual percentage fee used to pay for distribution and shareholder servicing expenses.

To give you flexibility in choosing a fee structure that is most beneficial for you, the Fund offers multiple classes of shares: Class A shares, Class C shares, and Advisor Class Shares. Advisor Class shares are offered in this prospectus. Class A and Class C shares of the Fund are offered in a separate prospectus. Not all shareholders will be eligible to purchase all share classes. Each class of shares represents an investment in the same portfolio of securities, but as described below, each class utilizes a distinct combination of the above fees.

The Fund reserves the right to reject or cancel any purchase order and to withdraw or suspend the offering of shares at any time. The Fund may also request additional information from you in order to verify your identity. If you do not provide this information or if such information cannot be verified, we reserve the right to close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Advisor Class Shares. “Class I” was renamed the “Advisor Class” on December 23, 2013. Eligible shareholders can buy Advisor Class shares at the public offering price, which is the NAV. There is no sales charge when purchasing Advisor Class shares and no CDSC is imposed on redemptions of Advisor Class shares. Advisor Class shares are not subject to an annual distribution fee or a shareholder service fee. Advisor Class shares are available for purchase only by the following persons at the following minimum initial investment amounts:

•	current officers, directors and employees (and their immediate families) of the Adviser, its affiliates, the Trust’s distributor, and to any trust, pension, profit-sharing, or other benefit plan for such persons, with a minimum initial investment amount of $2,500;

•	institutional advisory accounts of the Adviser or its affiliates, with a minimum initial investment amount of $2,500;

•	financial advisory firms that are acquiring shares for the benefit of their advisory or fee-based account clients, where said firm holds the shares in omnibus account for the benefit of their clients and with a minimum omnibus account initial investment amount of $2,500; and

•	direct purchases with a $100,000 minimum initial investment amount.

Advisor Class shares can be purchased by eligible investors directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell the Fund’s shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution. If you are investing directly in the Fund for the first time, please call toll-free 1-866-271-9244 to request a Shareholder Account Application. You will need to establish an account before investing. If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-866-271-9244, to obtain instructions on how to set up your account and to obtain an account number and wire instructions. Wire orders will be accepted only on a day on which the Fund, the custodian, and the transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future. If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

18

Minimum Purchase Amount

For Advisor Class shares, the minimum initial investment is $2,500 for persons purchasing shares through certain intermediaries and certain persons in specified relationships with the Adviser or its affiliates. The minimum initial investment is $100,000 for other persons purchasing shares directly from the Fund. The minimum subsequent investment in the Fund is $500. The Fund reserves the right to waive these minimum amounts.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person.

The Fund has authorized certain broker-dealers and other financial institutions to accept on its behalf purchase and redemption orders. Such broker-dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund is deemed to have received an order when the authorized broker-dealer or, if applicable, a broker-dealer’s authorized designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

Frequent Purchases and Redemptions of Fund Shares

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management, and increase Fund expenses for all shareholders.

The Board has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker, to the Fund upon request. If the Fund becomes aware of market timing in an omnibus account, they will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, the Fund reserve the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

19

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in proper order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells the Fund’s shares before 4:00 p.m. Eastern time (or before the NYSE closes if the NYSE closes before 4:00 p.m.) will be effective at that day’s NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. A wire transfer fee of $25 may be charged to defray custodial charges for redemptions paid by wire transfer. Any charges for wire redemptions will be deducted from your account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail

You may redeem any part of your account in the Fund at no charge by mail. Your request, in proper form, should be addressed to: Realty Capital Income Funds Trust c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE  68130.

“Proper form” means your request for redemption must:

•	Include the Fund name and account number;

•	Include the account name(s) and address(es);

•	State the dollar amount or number of shares you wish to redeem; and

•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-866-271-9244 if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization. The Fund will not make checks payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record.

By Telephone

You may redeem any part of your account in the Fund by calling the transfer agent at 1-866-271-9244. The Fund, the transfer agent, and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time.

20

Additional Information

Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund reissue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

The Fund reserves the right to honor requests for redemption by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Fund's assets). The securities will be chosen by the Fund and valued at the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund will typically distribute substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist of both capital gains and dividend income. The Fund will make quarterly income distributions. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

The net income attributable to, and dividends payable on, the shares of each class is reduced by the amount of annual distribution and other expenses of each class.

Taxes

Unless you are investing in the Fund through an individual retirement account or an tax-exempt plan, you generally will be subject to federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions (whether such dividends or distributions are paid in cash or reinvested in additional shares) and will generally recognize gain or loss upon a redemption or exchange of your shares.

Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net capital gains are taxable as long-term capital gains regardless of how long you have held your shares. Distributions of investment income properly reported by the Fund as derived from “qualified dividend income” will be taxed (subject to certain minimum holding period requirements) at the rates applicable to long-term capital gains for non-corporate investors. Distributions in excess of the Fund’s earnings and profits will be first treated as a return of a capital to the extent of your basis in your Fund shares and thereafter will be treated as gain from the sale of Fund shares. While distributions consisting of a return of capital may themselves be non-taxable, they will lower a shareholder’s basis in the securities so that when the shareholder eventually sells the securities, even if sold at a loss on the original investment, the shareholder may be obligated to pay taxes on gains.

21

The amount of the gain or loss upon a redemption or exchange of your shares is measured by the difference between your adjusted tax basis in the shares redeemed or exchanged and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from the redemption or exchange of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if you have held your shares for more than one year at the time of such redemption or exchange; otherwise, it generally will be classified as short-term capital gain or loss. If, however, you receive a capital gain dividend with respect to any share of the Fund, and if the share is sold before you have held it for at least six months, then any loss on the redemption or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above. Distributions declared in October, November, or December, payable to shareholders of record in one of those months, and actually paid in January of the following year will be treated as paid on December 31 of the preceding year.

Investments by the Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Investments by the Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

Because of tax law requirements, you must provide the Fund with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

Early in each calendar year, the Fund or your broker will notify you of the amount and tax status of distributions paid to you for the preceding year. In addition, for shares acquired after January 1, 2012, the Fund or your broker will notify you of the amount of gain or loss recognized on any redemption or exchange of Fund shares. For this purposes, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, a default method will be applied to the transactions. The Fund’s default method is average cost, but your broker may use an alternative default method. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

22

Special tax rules apply to investments in the Fund through an individual retirement account or a tax-exempt plan. You should consult a tax advisor to determine the suitability of the Fund as an investment for such individual retirement account or tax-exempt plan.

The tax considerations described in this section do not apply to non-U.S. investors. Non-U.S. investors should consult their own tax advisor to discuss the tax consequences of an investment in the Fund by a non-U.S. investor.

The information contained in this prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. Because each investor’s tax situation is unique, you should consult your tax advisor before investing in the Fund.

23

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (the “SAI”), incorporated into this Prospectus by reference, contains detailed information on the Fund’s policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. The annual reports, when available, contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest annual fiscal year end.

Call the Fund at 1-866-271-9244 to request free copies of the SAI and, when available, the Fund’s annual report and the semi-annual report, and to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s website at www.arcincomefunds.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-22785

24

REALTY CAPITAL INCOME FUNDS TRUST

PRIVACY POLICY

POLICY

Realty Capital Income Funds Trust (the “Trust”) is committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains the Trust’s privacy policy (the “Policy”). This Policy’s terms apply both to our current shareholders and to former shareholders as well.

HOW WE PROTECT YOUR INFORMATION

We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

WHAT KIND OF INFORMATION WE COLLECT

The Trust may collect nonpublic personal information regarding investors from sources such as the following:

•	Account Applications and other forms, which may include a shareholder’s name, address, social security number and/or personally identifiable financial information;

•	Account History, including information about a shareholder’s losses or gains; and

•	Correspondence and Communication, with the Trust’s representatives and their affiliates.

WHO HAS ACCESS TO SHAREHOLDER INFORMATION

We do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to provide services to shareholders (for example, to a transfer agent, investment adviser or third party administrator). We restrict access to non-public personal information about our shareholders to Trust personnel and employees of Trust service providers with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders. Third parties that handle this information shall agree to follow the standards the Trust has established.

UPDATING YOUR INFORMATION

To help us keep your information up-to-date and accurate, please contact the Trust if there is any change in your personal information.

Adopted April 11, 2013

SUPPLEMENT

DATED DECEMBER 23, 2013

TO THE

AR CAPITAL REAL ESTATE INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED MAY 31, 2013

This supplement provides a change to the information contained in the SAI. It should be retained and read in conjunction with the SAI.

All references to “Class I” shares are hereby replaced with references to “Advisor Class” shares.

* * *

Please retain this supplement with your SAI for future reference.